SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRANSAMERICA SERIES TRUST

Transamerica Voya Intermediate Bond VP

Transamerica Voya Large Cap Growth VP

4600 S. Syracuse St., Ste. 1100

Denver, CO 80237

October     , 2015

Dear Holder:

A special meeting of holders (the “Holders”) who invest in each of Transamerica Voya Intermediate Bond VP and Transamerica Voya Large Cap Growth VP (each series, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”), through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Ste. 5200, Denver, CO 80202, on [December 14], 2015, at 10 a.m. (Mountain time).

You are being asked to approve the proposed liquidation of the Portfolio(s) in which you are invested, as described below. We are seeking your approval of each applicable proposal through the enclosed proxy statement, which we invite you to review closely.

On September 9-10, 2015, the Board of Trustees of the Trust considered and approved the liquidation and dissolution of each Portfolio subject to the approval by the Portfolio’s Holders of a Plan of Liquidation. If each proposed Plan of Liquidation is approved by the respective Portfolio’s Holders, the Portfolio will, by the Liquidation Date (as defined below), in accordance with the Plan of Liquidation: (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities; (3) make a liquidating distribution equal to the Holders’ interest in the remaining assets of the Portfolio without the deduction of any fees or the imposition of any charges; and (4) wind up its operations and dissolve its existence. If the proposed Plans of Liquidation are approved by Holders, the Plans of Liquidation are expected to take effect on or about [December 15, 2015]. As soon as practicable thereafter, the Portfolios would be liquidated pursuant to the Plans of Liquidation (the “Liquidation Date”).

If, by the Liquidation Date, you have not yet transferred your interest in a Portfolio to another allocation option, upon the liquidation of the Portfolio, the liquidation proceeds related to your interest in the Portfolio will be transferred to the corresponding share class of Transamerica Aegon Money Market VP (the “Money Market Portfolio”).

The proposed liquidation and subsequent transfer to the Money Market Portfolio will not affect the value of your interest in your variable annuity contract or variable life insurance policy. You may transfer your interest in the applicable Portfolio to any of the other allocation options available under your variable annuity contract or variable life insurance policy in accordance with the terms of your contract or policy at any time prior to the Liquidation Date free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge. If the liquidation proceeds related to your interest in a Portfolio are transferred to the Money Market Portfolio, you may subsequently transfer your interest in the Money Market Portfolio to any of the other allocation options available under your variable annuity contract or variable life insurance policy in accordance with the terms of your contract or policy free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for a period of sixty (60) days after the Liquidation Date. The proposed liquidation, as well as contract value transfers in anticipation of or subsequent to the proposed liquidation, will not ordinarily create federal income tax liability for you in connection with your variable annuity contract or variable life insurance policy.

Whether or not you plan to attend the meeting in person and regardless of the size of the interest you hold, your vote is important to us. By responding promptly, you will save the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote by telephone, via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the accompanying postage-paid return envelope.

If you have any questions about a proposal, please call [                    Fund Services (“SOLICITOR”) toll-free at 1-866-XXX-XXXX.]

Sincerely,

Marijn P. Smit Chairman, President and Chief Executive Officer

Questions & Answers

Notice of Special Meeting of Holders

Proxy Statement

Introduction

Quorum, Vote Required and Manner of Voting Proxies

Proposal I – Approval of Plan of Liquidation for Transamerica Voya Intermediate Bond VP

Proposal II – Approval of Plan of Liquidation for Transamerica Voya Large Cap Growth VP

Other Business

Additional Information Relating to the Proposals

Transfer Rights

Certain U.S. Federal Income Tax Consequences

Investment Adviser

Sub-Adviser

Administrator, Transfer Agent and Principal Underwriter

Custodian

Annual and Semi-Annual Reports

Proxy Solicitation

Principal Shareholders

Shareholder Communications to the Boards

Holders Sharing the Same Address

Shareholder Proposals

Fiscal Year

General

Adjournment

Information about the Portfolios

Appendix A: Form of Plan of Liquidation for Transamerica Voya Intermediate Bond VP

Appendix B: Form of Plan of Liquidation for Transamerica Voya Large Cap Growth VP

Appendix C: 5% and 25% Interest Ownership

Appendix D: Certain Information Relating to Transamerica Aegon Money Market VP

IMPORTANT INFORMATION FOR HOLDERS

Please read the full text of the enclosed proxy statement.

Below is a brief overview of the proposals to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the proxy statement?

A.	As holders (the “Holders”) who invest in one or more of Transamerica Voya Intermediate Bond VP and Transamerica Voya Large Cap Growth VP (each series, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”), through a variable life insurance policy or variable annuity contract, you are being asked to vote “FOR” the following applicable proposal(s) that have been approved by the Board of Trustees of the Trust (the “Board” or “Board Members”).

Proposal I: Approval of a Plan of Liquidation to liquidate Transamerica Voya Intermediate Bond VP and distribute the liquidation proceeds to the Holders of the Portfolio, all as described in the attached Proxy Statement.

Proposal II: Approval of a Plan of Liquidation to liquidate Transamerica Voya Large Cap Growth VP and distribute the liquidation proceeds to the Holders of the Portfolio, all as described in the attached Proxy Statement.

The implementation of each of Proposal I and Proposal II is not contingent upon the approval of any other proposal or proposals.

Q.	Why are you proposing to make this change?

A.	Certain asset allocation funds within the Trust own a significant portion of the interests in each of the Portfolios. Those asset allocation funds are expected to re-allocate away from the Portfolios to different underlying funds in the near future. After such re-allocations, Transamerica Asset Management, Inc. (“TAM”) believes the Portfolios will not be of viable sizes and that it is unlikely the Portfolios will grow significantly in the foreseeable future. TAM therefore recommended, and the Board of Trustees agreed, that the liquidation of each Portfolio was in the best interests of the Portfolio’s Holders.

Q.	Why am I being asked to vote on these proposal(s)?

A.	Holders of a Portfolio who have not otherwise given transfer instructions prior to the Liquidation Date will have their interests in the Portfolio transferred to the corresponding share class of Transamerica Aegon Money Market VP (the “Money Market Portfolio”). Although Holder approval is not necessary to liquidate each Portfolio under the Portfolio’s organizational documents, TAM requested that the Board solicit Holder approval of each Plan of Liquidation in order to meet regulatory requirements applicable to the transfer of the interests of a Portfolio to the Money Market Portfolio. The enclosed proxy statement and proxy card identify the proposals you are being asked to approve. Each Portfolio’s Board has approved the proposals, believes they are in Holders’ best interests and recommends you vote “FOR” each of the applicable proposals.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance of the Portfolio, no matter the size of the interest you hold. Your vote can help ensure that the proposals recommended by the Board can be implemented. We encourage all Holders to participate in the governance of their Portfolio.

Q.	Who is paying for the preparation, printing and mailing of the joint proxy statement and solicitation of proxies?

A.	It is anticipated that the total cost of preparing, printing and mailing the proxy statement and soliciting proxies will be approximately $[ ], which will be borne solely by TAM.

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Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call [SOLICITOR, the Portfolios’ proxy solicitor, at 1-866-XXX-XXXX].

Q.	How do I vote my interests?

A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your interests by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

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TRANSAMERICA SERIES TRUST

Transamerica Voya Intermediate Bond VP

Transamerica Voya Large Cap Growth VP

4600 S. Syracuse St., Ste. 1100

Denver, CO 80237

NOTICE OF A MEETING OF HOLDERS

to be held on [December 14], 2015

Please take notice that a special meeting of holders (the “Holders”) who invest in each of Transamerica Voya Intermediate Bond VP and Transamerica Voya Large Cap Growth VP (each series, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”), through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Ste. 5200, Denver, CO 80202, on [December 14], 2015, at 10 a.m. (Mountain time), to consider and vote on the following proposals:

Proposal I.	Approval of a Plan of Liquidation to liquidate Transamerica Voya Intermediate Bond VP and distribute the liquidation proceeds to the Holders of the Portfolio, all as described in the attached Proxy Statement; and

Proposal II.	Approval of a Plan of Liquidation to liquidate Transamerica Voya Large Cap Growth VP and distribute the liquidation proceeds to the Holders of the Portfolio, all as described in the attached Proxy Statement; and

Proposal III.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

After careful consideration of each proposal, the Board of each Portfolio approved Proposals I through III and recommends that Holders vote “FOR” the proposal for each respective Portfolio.

Each shareholder of record of each Portfolio at the close of business on [October 2,] 2015 is entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

By order of the Boards,

Tané T. Tyler

Vice President, Associate General Counsel, Chief Legal Officer and Secretary

October     , 2015

HOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETING BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The proxy materials will be available to review on the Portfolios’ website at:

[                    ]

until at least [            , 2016]. A paper or email copy of the proxy materials may be obtained, without charge, by contacting the Portfolios’ proxy solicitor, [SOLICITOR at 1-866-XXX-XXXX].

YOU CAN HELP YOUR PORTFOLIO AVOID THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY VOTING YOUR INTERESTS USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

TRANSAMERICA SERIES TRUST

Transamerica Voya Intermediate Bond VP

Transamerica Voya Large Cap Growth VP

4600 S. Syracuse St., Ste. 1100

Denver, CO 80237

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member of the Board, a “Board Member”) of Transamerica Series Trust (the “Trust”), on behalf of each of Transamerica Voya Intermediate Bond VP and Transamerica Voya Large Cap Growth VP (each series, a “Portfolio” and collectively, the “Portfolios”). The proxies are being solicited for use at a special meeting of holders (the “Holders”), which invest in a Portfolio through a variable life insurance policy or variable annuity contract, to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street., Ste. 5200, Denver, CO 80202, on [December 14], 2015, at 10 a.m. (Mountain time) (the “Special Meeting”), and at any and all adjournments or postponements thereof. The Special Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Holders.

This Proxy Statement and the accompanying materials are being first mailed by the Board to Holders on or about October     , 2015.

The Trust is organized as a Delaware statutory trust. The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

In certain cases, for ease of comprehension, the term “Portfolio” is used in this Proxy Statement where it may be more precise to refer to the Trust, of which each Portfolio is a series. In addition, for purposes of convenience in this Proxy Statement, holders have been defined as “Holders,” as noted above and the interests that they hold in insurance company separate accounts that in turn owns shares of a Portfolio are sometimes referred to as “interests.”

You are being asked to vote at the Special Meeting because you held interests in one or more Portfolios through your variable annuity contract or variable life insurance policy as of the close of business on [October 2, 2015] (the “Record Date”). Each Holder of record of a Portfolio at the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the Portfolio represented by the Holder’s shares of the Portfolio (with proportional fractional votes for fractional shares). The number of shares of each Portfolio outstanding and the net assets of the Portfolio at the close of business on the Record Date were as follows:

Portfolio	Class	Net Assets ($)	Total Shares Outstanding
Transamerica Voya Intermediate Bond VP	Initial
Service
Transamerica Voya Large Cap Growth VP	Initial
Service

Please sign, date and return the proxy card included with this Proxy Statement. You may also provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a Holder has specified a choice on that Holder’s proxy, the Holder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Holders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal. Please consult your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of holders is required to take action at the Special Meeting. For the purposes of taking action on Proposals I through III, holders entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the voting power of each respective Portfolio shall constitute a quorum at a Special Meeting.

In the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

The approval of each of Proposals I and II requires the vote of a “majority of the outstanding voting securities” of the Portfolio within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Portfolio (a “1940 Act Majority Vote”).

Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote.

Manner of Voting

Shares of the Portfolios are not offered to the public, but only sold to certain asset allocation funds and to variable annuity separate accounts established by insurance companies (including Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Transamerica Advisors Life Insurance Company and Transamerica Premier Life Insurance Company (collectively, the “Insurance Companies”)) to fund variable annuity contracts and variable life insurance policies, and ownership of the shares is legally vested in the separate accounts. The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the Holders of the variable annuity contracts and variable life insurance policies used to fund the accounts. A signed proxy card or other authorization by a Holder that does not specify how the Holder’s interest should be voted on a proposal be will deemed an instruction to vote such interest in favor of the applicable proposal. The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the Holders of variable annuity contracts and variable life insurance policies. The Insurance Companies do not require that a specified number of owners of variable annuity contracts and variable life insurance policies submit voting instructions before the Insurance Companies will vote the shares of a Portfolio held by their respective separate accounts at the Special Meetings. As a result, a small number of owners of variable annuity contracts and variable life insurance policies could determine how the Insurance Companies vote, if other owners fail to vote. Other participating insurance companies may follow similar voting procedures. In the case of the asset allocation funds that are series of the Trust and hold shares of a Portfolio, each asset allocation fund will vote its shares of the applicable Portfolio in the same proportion in which votes are cast by other Holders of the Portfolio.

A signed proxy card or other authorization by a beneficial owner of shares in a Portfolio that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

If you have any questions about the Proposals or about voting, please call [SOLICITOR at 1-866-XXX-XXXX.]

PROPOSAL I — APPROVAL OF PLAN OF LIQUIDATION FOR

TRANSAMERICA VOYA INTERMEDIATE BOND VP

This Proposal I is to be voted on by Holders of Transamerica Voya Intermediate Bond VP (for purposes of this proposal, the “Portfolio”).

Background

On September 9-10, 2015, the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), based on the recommendation of Transamerica Asset Management, Inc., the Portfolio’s investment adviser (“TAM”), determined that the Portfolio should be liquidated and dissolved, subject to Holder approval of the proposed Plan of Liquidation. The Plan of Liquidation for the Portfolio can be found in Appendix A attached hereto. The discussion of the Plan of Liquidation in this Proxy Statement is a brief summary of the principal terms of the Plan of Liquidation. For a more complete understanding of the Plan of Liquidation, please read Appendix A.

Subject to the approval of Proposal I by the Holders of the Portfolio, the Portfolio will be eliminated as an allocation option under each variable annuity contract and variable life insurance policy after the liquidation is effected, and its outstanding shares will be cancelled. Holders of the Portfolio who have not otherwise given transfer instructions prior to the Liquidation Date will have their interests in the Portfolio transferred to the corresponding share class of Transamerica Aegon Money Market VP (the “Money Market Portfolio”), upon receipt of the liquidating distribution from the Portfolio, as discussed below. The Money Market Portfolio’s investment adviser, TAM, and sub-adviser, Aegon USA Investment Management, LLC, are affiliates of each other and of the Insurance Companies.

Reasons for the Proposed Liquidation

Certain asset allocation funds within the Trust own a significant portion of the interests in the Portfolio. Those asset allocation funds are expected to re-allocate away from the Portfolio to different underlying funds in the near future. After such re-allocations, TAM believes the Portfolio will not be of a viable size and that it is unlikely the Portfolio will grow significantly in the foreseeable future. In addition, as part of an agreement between TAM and certain of its affiliates and the Portfolio’s sub-adviser, Voya Investment Management Co. LLC, and an affiliate of the sub-adviser, the Portfolio had been intended to also act as an underlying investment option for a new variable annuity. However, investment in the Portfolio within the new variable annuity has been limited and the Portfolio has few distribution prospects. TAM therefore recommended that the Board approve the liquidation of the Portfolio.

At its meeting on September 9-10, 2015, the Board considered a number of factors, including the amount of the Portfolio’s net assets and information from TAM regarding the outlook for the Portfolio. The Board considered alternatives to liquidating the Portfolio, including whether a merger with or transfer of assets to another mutual fund would be possible, and if it would produce desirable results for the Portfolio’s Holders. The Board also considered representations from TAM that (i) if, by the Liquidation Date, Holders have not provided transfer instructions, upon the liquidation of the Portfolio, a Holder’s liquidation proceeds related to their interest in the Portfolio would be transferred to the corresponding share class of Money Market Portfolio; (ii) Holders would have the right to subsequently transfer their interests in the Money Market Portfolio to any of the other allocation options available under their respective variable annuity contracts or variable life insurance policies in accordance with the terms of their respective contracts or policies free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for a period of sixty (60) days following the liquidation; and (iii) the proposed liquidation, as well as contract value transfers in anticipation of or subsequent to the proposed liquidation, would not ordinarily create federal income tax liability for Holders. After considering and discussing these factors, the Board determined that the proposed liquidation would be in the best interests of the Portfolio’s Holders.

Although Holder approval is not necessary to liquidate the Portfolio under the Portfolio’s organizational documents, TAM requested that the Board solicit Holder approval of the Plan of Liquidation in order to meet regulatory requirements applicable to the transfer of the interests of the Portfolio to the Money Market Portfolio.

Accordingly, after consideration of the above recommendation and such other factors and information it considered relevant, the Board unanimously approved the liquidation and dissolution of the Portfolio subject to the approval by the Portfolio’s Holders of the Plan of Liquidation.

The Rationale for Recommending the Money Market Portfolio

While TAM considered other funds as substitutes for the Portfolio, it determined that the Money Market Portfolio would be an appropriate vehicle into which to transfer the contract value of holders who do not exercise their transfer rights prior to the liquidation.

The following chart compares the annual fund operating expenses of the Portfolio and the Money Market Portfolio for the one-year period ended December 31, 2014.

	The Portfolio		The Money Market Portfolio
	Initial Class	Service Class	Initial Class	Service Class
Management fees	0.50%	0.50%	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%	0.00%	0.25%
Other expenses	0.19%	0.19%	0.07%	0.07%

Total annual fund operating expenses*	0.69%	0.94%	0.42%	0.67%

*	The Money Market Portfolio’s total annual operating expenses presented in the table do not reflect the effect of voluntary fee waivers that were in effect during the fiscal year ended December 31, 2014.

Certain other information about the Money Market Portfolio is available in Appendix D.

Expense Limitation

TAM has entered into an expense limitation agreement with the Trust on behalf of the Portfolios, pursuant to which TAM has agreed to reimburse the Portfolio’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to the Portfolio of normal operating expenses chargeable to the Portfolio, including the investment advisory fee but excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business) exceed 0.99% of the Portfolio’s average daily net assets (“expense cap”). The Portfolio may, at a later date, reimburse TAM for operating expenses previously paid on behalf of the Portfolio during the previous 36 months, but only if, after such reimbursement, the Portfolio’s expense ratios does not exceed the expense cap. The expense limitation agreement with respect to the Portfolio is currently set to expire on May 1, 2016.

As discussed above, TAM expects the asset allocation funds which currently invest in the Portfolio to re-allocate away from the Portfolio to different underlying funds in the near future. After such re-allocations, the Portfolio’s net assets will be of such a size that the Portfolio’s total annual fund operating expenses would likely rise, perhaps significantly. TAM has agreed to reimburse the Portfolio’s expenses or waive fees, or both, to ensure that, prior to the Liquidation Date, the Portfolio’s total annual fund operating expenses do not exceed the Portfolio’s total annual fund operating expenses as stated in the Portfolio’s currently-effective prospectus. TAM may discontinue this voluntary waiver at any time if the Portfolio’s Plan of Liquidation is not approved by Holders, at which time the Portfolio’s total annual fund operating expenses would likely rise, perhaps significantly.

Plan of Liquidation

If the Plan of Liquidation is approved by the Holders of the Portfolio, the Portfolio will, by the Liquidation Date, in accordance with the Plan of Liquidation: (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities and any necessary dividends with respect to the Portfolio’s current and prior taxable years; (3) make a liquidating distribution equal to the Holders’ interest in the remaining assets of the Portfolio without the deduction of any fees or the imposition of any charges; and (4) wind up its operations and dissolve its existence.

If the proposed Plan of Liquidation is approved by Holders, the Plan of Liquidation is expected to take effect on or about [December 15, 2015]. As soon as practicable thereafter, the Portfolio would be liquidated pursuant to the Plan of Liquidation (the “Liquidation Date”).

Additionally, if the proposed Plan of Liquidation is approved by the Holders of the Portfolio, following Holder approval and during the period prior to the Liquidation Date, the Portfolio may not operate in accordance with its stated investment objective, policies, restrictions and strategies. If the Plan of Liquidation is not approved by the Holders of the Portfolio, the Board will consider what other action should be taken with respect to the Portfolio, including continuing the normal operations of the Portfolio.

Holder Approval

To become effective with respect to the Portfolio, the Plan of Liquidation must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The Plan of Liquidation was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

The Board unanimously recommends that the Holders of the Portfolio vote “FOR” the approval of the Plan of Liquidation, and based on that recommendation, Holders are encouraged to vote “FOR” the approval of the Plan of Liquidation.

PROPOSAL II — APPROVAL OF PLAN OF LIQUIDATION FOR

TRANSAMERICA VOYA LARGE CAP GROWTH VP

This Proposal II is to be voted on by Holders of Transamerica Voya Large Cap Growth VP (for purposes of this proposal, the “Portfolio”).

Background

On September 9-10, 2015, the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), based on the recommendation of Transamerica Asset Management, Inc., the Portfolio’s investment adviser (“TAM”), determined that the Portfolio should be liquidated and dissolved, subject to Holder approval of the proposed Plan of Liquidation. The Plan of Liquidation for the Portfolio can be found in Appendix B attached hereto. The discussion of the Plan of Liquidation in this Proxy Statement is a brief summary of the principal terms of the Plan of Liquidation. For a more complete understanding of the Plan of Liquidation, please read Appendix B.

Subject to the approval of Proposal II by the Holders of the Portfolio, the Portfolio will be eliminated as an allocation option under each variable annuity contract and variable life insurance policy after the liquidation is effected, and its outstanding shares will be cancelled. Holders of the Portfolio who have not otherwise given transfer instructions prior to the Liquidation Date will have their interests in the Portfolio transferred to the corresponding share class of Transamerica Aegon Money Market VP (the “Money Market Portfolio”), upon receipt of the liquidating distribution from the Portfolio, as discussed below. The Money Market Portfolio’s investment adviser, TAM, and sub-adviser, Aegon USA Investment Management, Inc., are affiliates of each other and of the Insurance Companies.

Reasons for the Proposed Liquidation

Certain asset allocation funds within the Trust own a significant portion of the interests in the Portfolio. Those asset allocation funds are expected to re-allocate away from the Portfolio to different underlying funds in the near future. After such re-allocations, TAM believes the Portfolio will not be of a viable size and that it is unlikely the Portfolio will grow significantly in the foreseeable future. In addition, as part of an agreement between TAM and certain of its affiliates and the Portfolio’s sub-adviser, Voya Investment Management Co. LLC, and an affiliate of the sub-adviser, the Portfolio had been intended to also act as an underlying investment option for a new variable annuity. However, investment in the Portfolio within the new variable annuity has been limited and the Portfolio has few distribution prospects. TAM therefore recommended that the Board approve the liquidation of the Portfolio.

At its meeting on September 9-10, 2015, the Board considered a number of factors, including the amount of the Portfolio’s net assets and information from TAM regarding the outlook for the Portfolio. The Board considered alternatives to liquidating the Portfolio, including whether a merger with or transfer of assets to another mutual fund would be possible, and if it would produce desirable results for the Portfolio’s Holders. The Board also considered representations from TAM that (i) if, by the Liquidation Date, Holders have not provided transfer instructions, upon the liquidation of the Portfolio, a Holder’s liquidation proceeds related to their interest in the Portfolio would be transferred to the corresponding share class of Money Market Portfolio; (ii) Holders would have the right to subsequently transfer their interests in the Money Market Portfolio to any of the other allocation options available under their respective variable annuity contracts or variable life insurance policies in accordance with the terms of their respective contracts or policies free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for a period of sixty (60) days following the liquidation; and (iii) the proposed liquidation, as well as contract value transfers in anticipation of or subsequent to the proposed liquidation, would not ordinarily create federal income tax liability for Holders. After considering and discussing these factors, the Board determined that the proposed liquidation would be in the best interests of the Portfolio’s Holders.

Although Holder approval is not necessary to liquidate the Portfolio under the Portfolio’s organizational documents, TAM requested that the Board solicit Holder approval of the Plan of Liquidation in order to meet regulatory requirements applicable to the transfer of the interests of the Portfolio to the Money Market Portfolio.

Accordingly, after consideration of the above recommendation and such other factors and information it considered relevant, the Board unanimously approved the liquidation and dissolution of the Portfolio subject to the approval by the Portfolio’s Holders of the Plan of Liquidation.

The Rationale for Recommending the Money Market Portfolio

While TAM considered other funds as substitutes for the Portfolio, it determined that the Money Market Portfolio would be an appropriate vehicle into which to transfer the contract value of holders who do not exercise their transfer rights prior to the liquidation.

The following chart compares the annual fund operating expenses of the Portfolio and the Money Market Portfolio for the one-year period ended December 31, 2014.

	The Portfolio		The Money Market Portfolio
	Initial Class	Service Class	Initial Class	Service Class
Management fees	0.80%	0.80%	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%	0.00%	0.25%
Other expenses	0.12%	0.12%	0.07%	0.07%

Total annual fund operating expenses*	0.92%	1.17%	0.42%	0.67%

*	The Money Market Portfolio’s total annual operating expenses presented in the table do not reflect the effect of voluntary fee waivers that were in effect during the fiscal year ended December 31, 2014.

Certain other information about the Money Market Portfolio is available in Appendix D.

Expense Limitation

TAM has entered into an expense limitation agreement with the Trust on behalf of the Portfolios, pursuant to which TAM has agreed to reimburse the Portfolio’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to the Portfolio of normal operating expenses chargeable to the Portfolio, including the investment advisory fee but excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business) exceed 1.18% of the Portfolio’s average daily net assets (“expense cap”). The Portfolio may, at a later date, reimburse TAM for operating expenses previously paid on behalf of the Portfolio during the previous 36 months, but only if, after such reimbursement, the Portfolio’s expense ratios does not exceed the expense cap. The expense limitation agreement with respect to the Portfolio is currently set to expire on May 1, 2016.

As discussed above, TAM expects the asset allocation funds which currently invest in the Portfolio to re-allocate away from the Portfolio to different underlying funds in the near future. After such re-allocations, the Portfolio’s net assets will be of such a size that the Portfolio’s total annual fund operating expenses would likely rise, perhaps significantly. TAM has agreed to reimburse the Portfolio’s expenses or waive fees, or both, to ensure that, prior to the Liquidation Date, the Portfolio’s total annual fund operating expenses do not exceed the Portfolio’s total annual fund operating expenses as stated in the Portfolio’s currently-effective prospectus. TAM may discontinue this voluntary waiver at any time if the Portfolio’s Plan of Liquidation is not approved by Holders, at which time the Portfolio’s total annual fund operating expenses would likely rise, perhaps significantly.

Plan of Liquidation

If the Plan of Liquidation is approved by the Holders of the Portfolio, the Portfolio will, by the Liquidation Date, in accordance with the Plan of Liquidation: (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities and any necessary dividends with respect to the Portfolio’s current and prior taxable years; (3) make a liquidating distribution equal to the Holders’ interest in the remaining assets of the Portfolio without the deduction of any fees or the imposition of any charges; and (4) wind up its operations and dissolve its existence.

If the proposed Plan of Liquidation is approved by Holders, the Plan of Liquidation is expected to take effect on or about [December 15, 2015]. As soon as practicable thereafter, the Portfolio would be liquidated pursuant to the Plan of Liquidation (the “Liquidation Date”).

Additionally, if the proposed Plan of Liquidation is approved by the Holders of the Portfolio, following Holder approval and during the period prior to the Liquidation Date, the Portfolio may not operate in accordance with its stated investment objective, policies, restrictions and strategies. If the Plan of Liquidation is not approved by the Holders of the Portfolio, the Board will consider what other action should be taken with respect to the Portfolio, including continuing the normal operations of the Portfolio.

Holder Approval

To become effective with respect to the Portfolio, the Plan of Liquidation must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The Plan of Liquidation was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

The Board unanimously recommends that the Holders of the Portfolio vote “FOR” the approval of the Plan of Liquidation, and based on that recommendation, Holders are encouraged to vote “FOR” the approval of the Plan of Liquidation.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment or postponement of the Special Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION RELATING TO THE PROPOSALS

Transfer Rights

Holders will have the opportunity to submit transfer instructions in order to transfer their contract values currently allocated to a Portfolio to other allocation options available under their variable contracts prior to the Liquidation Date. For Holders who have provided transfer instructions prior to the Liquidation Date, their interest in a Portfolio will be transferred to the allocation option(s) selected in accordance with the transfer instructions. On the Liquidation Date, those Holders who have not exercised their transfer rights prior to the Liquidation Date will have their liquidation proceeds related to their interests in a Portfolio transferred to the corresponding class of the Money Market Portfolio.

The proposed liquidation of a Portfolio will not in any way affect the rights of Holders or the obligations of the Insurance Companies under the variable contracts. As of the date of this Proxy Statement, Holders may at any time transfer their interest in a Portfolio to any of the other allocation options available under their respective variable annuity contracts or variable life insurance policies in accordance with the terms of their respective contracts or policies free of any applicable transfer restriction, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge. Likewise, for sixty (60) days following the liquidation of a Portfolio, Holders who had their liquidation proceeds related to their interest in the Portfolio transferred to the Money Market Portfolio may transfer their interest in the Money Market Portfolio to any of the other allocation options available under their respective variable annuity contracts or variable life insurance policies in accordance with the terms of their respective contracts or policies free of any applicable transfer restriction, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge.

Shortly after the proposed liquidation, each Holder who had their liquidation proceeds related to their interest in a Portfolio transferred to the Money Market Portfolio will receive a notice (accompanied by a transfer request form and a postage pre-paid return envelope) explaining that their interests have been transferred and requesting that they submit a transfer request in the event that they do not want to remain invested in the Money Market Portfolio.

Holders will not incur any transfer fees or other charges under the Plans of Liquidation. TAM will pay the expenses of carrying out the Plans of Liquidation, including, without limitation, (1) expenses associated with the preparation and filing of a proxy statement relating to the liquidation, (2) fees and disbursements of legal counsel and other professionals, (3) brokerage commissions and other direct expenses of liquidating portfolio investments, and (4) postage, printing and proxy solicitation costs (including the fees and expenses of SOLICITOR).

Certain U.S. Federal Income Tax Consequences

The liquidation and subsequent transfer of interests currently allocated to a Portfolio to the Money Market Portfolio will not ordinarily create any tax liability for Holders, and Holders will not ordinarily incur any tax liability upon exercising their transfer rights to transfer the value of their interest in the Portfolio to another allocation option available under their respective variable annuity contracts or variable life insurance policies.

The foregoing is only a summary of certain U.S. federal income tax consequences of the liquidation of the Portfolios and should not be considered tax advice. There can be no assurance that the Internal Revenue Service will concur with all or any of the guidance discussed above. You should consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.

Investment Adviser

TAM serves as the investment adviser to the Transamerica family of funds, including each of the Portfolios. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding Company (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) (87.72%) and Aegon USA, LLC (“Aegon USA”) (12.28%). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Sub-Adviser

Voya Investment Management Co. LLC (“Voya”), located at 230 Park Avenue, 14th Floor, New York, New York 10169, has been a registered investment adviser since 1973. Voya serves as the sub-adviser for each of the Portfolios. Voya is responsible for the day-to-day investment advice and recommendations for the Portfolios, subject to the general oversight of TAM and the Board.

Administrator, Transfer Agent and Principal Underwriter

Transamerica Fund Services, Inc. (“TFS”) is the administrator of the Portfolios and is located at 4600 S. Syracuse St., Suite 1100, Denver, Colorado 80237. TFS has outsourced the provision of certain administrative services to State Street Bank & Trust (“State Street”). TFS is also the transfer agent of the Portfolios. The current distributor of the Portfolios is Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado, 80237. TAM, TFS and TCI are all affiliated due to their common ultimate ownership by Aegon, N.V.

Custodian

State Street, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as each Portfolio’s custodian.

Annual and Semi-Annual Reports

Holders of a Portfolio can find important information about the Portfolio in the Trust’s annual report dated December 31, 2014 and its semi-annual report dated June 30, 2015 which have been previously mailed to Holders. You may obtain copies of these reports without charge by writing to the Portfolios at the address shown below or by calling the Portfolios at (888) 233-4339.

Holder inquiries and transaction requests should be mailed to:

Transamerica Fund Services Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

Proxy Solicitation

The solicitation of proxies will be principally conducted by the mailing of this Proxy Statement beginning on or about October     , 2015, but proxies may also be solicited by telephone and/or in person by representatives of the Portfolios, regular employees of TAM or its affiliate(s), or SOLICITOR, a private proxy services firm. It is anticipated that the estimated cost of retaining SOLICITOR is approximately $[        ]. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

The cost of the Special Meetings, including the preparation and mailing of the Notice, Proxy Statement and the solicitation of proxies, including reimbursement to brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies, will be borne by TAM.

Principal Shareholders

As of December 31, 2014, the Trustees and officers of the Trust did not own 1% or more of the outstanding shares of a Portfolio.

As of the Record Date, the persons listed in Appendix C owned of record the amount of shares of each Portfolio indicated in Appendix C.

Shareholder Communications to the Boards

Shareholders of a Portfolio may mail written communications to the Portfolio’s Board, addressed to the care of the Secretary of the Portfolio, at the Portfolios’ address. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Portfolio. The Secretary is responsible for collecting, reviewing and organizing all properly submitted holder communications. Except as provided below, with respect to each properly submitted holder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a holder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Portfolio or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Portfolio, or (ii) is ministerial in nature (such as a request for Portfolio literature, share data or financial information).

Holders Sharing the Same Address

As permitted by law, each Portfolio will deliver only one copy of this Proxy Statement to Holders residing at the same address, unless such Holders have notified the Portfolio of their desire to receive multiple copies of the shareholder reports and proxy statements the Portfolio sends. If you would like to receive an additional copy, please contact your Portfolio by writing to the address shown on the front page of this Proxy Statement or by calling the Portfolios at (888) XXX-XXXX. The Portfolio will then promptly deliver, upon request, a separate copy of this Proxy Statement to any Holder residing at an address to which only one copy was mailed. Holders wishing to receive separate copies of each Portfolio’s shareholder reports and proxy statements in the future, and Holders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Portfolios are not required to and do not intend to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Tané T. Tyler, Secretary, 4600 S. Syracuse St., Suite 1100, Denver, Colorado 80237.

Proposals relating to Portfolios must be received a reasonable time prior to the date of a meeting of shareholders of the applicable Portfolio to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of each Portfolio is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Portfolio.

A list of Holders entitled to be present and to vote at the Special Meeting will be available at the offices of the Portfolios, 4600 S. Syracuse St., Suite 1100, Denver, Colorado 80237 for inspection by any holder during regular business hours beginning ten days prior to the date of the Special Meetings.

Adjournment

Failure of a quorum to be present at the Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Portfolio’s Declaration of Trust Charter and By-Laws, including to allow for the further solicitation of proxies. Under each Portfolio’s By-Laws, in the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Special Meeting prior to adjournment.

Information about the Portfolios

Each of the Portfolios is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Portfolios can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Portfolios.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the Internet.

By order of the Boards,

Tané T. Tyler

Vice President, Associate General Counsel, Chief Legal Officer and Secretary

October     , 2015

APPENDIX A

TRANSAMERICA FUNDS

FORM OF PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”) dated and effective as of [date on or after shareholder approval], 2015 (the “Effective Date”), is adopted by Transamerica Series Trust (the “Trust”), a Delaware statutory trust with respect to Transamerica Voya Intermediate Bond VP (“Portfolio”), a series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and this Plan is adopted as a plan of liquidation for purposes of the Internal Revenue Code of 1986, as amended (the “IRC”), and the regulations thereunder, with respect to the Portfolio.

The Plan is intended to accomplish the complete liquidation and dissolution of the Portfolio and the redemption of the Portfolio’s outstanding shares in conformity with all applicable laws, including the laws of the State of Delaware, the 1940 Act, the IRC, and the Trust’s governing documents.

WHEREAS, the Trust’s Board (the “Board”), on behalf of the Portfolio, has determined that it is in the best interests of the Portfolio and the beneficial owners of the Portfolio’s shares to liquidate and dissolve the Portfolio; and

WHEREAS, the Board has considered and unanimously adopted this Plan as the method of liquidating the Portfolio (the “Liquidation”), in accordance with the Trust’s governing documents, subject to the approval of this Plan by the Portfolio’s investors (the “Investors”);

NOW THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

1.	Liquidation Date. The Liquidation shall occur within 12 months of the Effective Date (the “Liquidation Date”).

2.	Cessation of Business. After the Effective Date, the Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets, and distributing its assets to shareholders in redemption of their shares in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio and discharging or making reasonable provisions for the Portfolio’s liabilities.

3.	Liquidation of Assets. As soon as is reasonable and practicable on or after the Effective Date, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents. In the alternative, if determined to be in the best interests of the Portfolio and the beneficial owners of its shares, the Portfolio may elect not to liquidate all or a portion of its portfolio assets and shall rather distribute such assets in-kind to its shareholders consistent with paragraph 6 below and applicable statutes, regulations and interpretations, which shall constitute a liquidating distribution for this purpose.

4.	Payment of Debts. As soon as is reasonable and practicable on or after the Effective Date, the Portfolio shall determine and pay, or set aside in cash or equivalents, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred on or before the Liquidation Date.

5.	Satisfaction of Federal Income and Excise Tax Distribution Requirements. The Portfolio shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous dividends and any amounts treated as dividends pursuant to Section 562(b) of the IRC, shall have the effect of distributing to the Portfolio’s shareholders all of the Portfolio’s net tax exempt income and investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Portfolio’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income and, if applicable, excise tax on the Portfolio.

6.	Liquidating Distribution. On the Liquidation Date, the Portfolio shall mail the following to the investors of record as of the close of business on the business day preceding the Liquidation Date, in redemption of such investors’ interests in the Portfolio: a liquidating distribution (or distributions, if more than one distribution shall be necessary), which may be in cash or cash equivalents or in-kind, equal to each investor’s proportionate interest in the net assets of the Portfolio. Upon the mailing of the liquidating distribution, all outstanding shares of the Portfolio will be deemed cancelled. If the Trust is unable to make distributions to all of the Portfolio’s investors because of the inability to locate investors to whom distributions in cancellation and redemption of the Portfolio’s shares are payable, the Board may create, in the name and on behalf of the Portfolio, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Portfolio in such trust for the benefit of the investors that cannot be located. The expenses of such trust shall be charged against the assets therein.

7.	Dissolution. As promptly as practicable on or after the Liquidation Date, consistent with the provisions of the Plan, the Portfolio shall be dissolved in accordance with the laws of the State of Delaware and the Trust’s governing documents.

8.	Expenses of the Portfolio. Transamerica Asset Management, Inc. shall bear all expenses incurred in connection with the carrying out of this Plan including, but not limited to, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to shareholders.

9.	Power of the Board. The Board and, subject to the authority and approval of the Board, the officers of the Trust, shall have the authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the preparation, execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.

10.	Amendment of Plan. The Board shall have the authority to authorize or ratify such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the marshalling of the Portfolio’s assets and effect complete liquidation of the Portfolio and the distribution of the Portfolio’s net assets to its shareholders in redemption of the shares in accordance with the laws of the State of Delaware, the 1940 Act, the IRC, the Trust’s governing documents, and the purposes to be accomplished by the Plan, if the Board determines that such action would be in the best interests of a Portfolio and its shareholders.

11.	No Appraisal Rights. Shareholders shall have no appraisal rights in connection with the liquidation.

12.	Filings. The Board hereby directs the appropriate parties to make any necessary filings (including, without limitation, the completion and filing of Internal Revenue Service Form 966) relating to the liquidation and dissolution of the Portfolio with the Internal Revenue Service and with any other taxing or other authority.

13.	Non-Recourse. The obligations of the Trust entered into in the name, or on behalf thereof, by any of the Trustees of the Trust, representatives, or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders, or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Portfolio must look solely to the assets of the Trust belonging to the Portfolio for the enforcement of any claims against the Trust.

Transamerica Series Trust
On behalf of Transamerica Voya Intermediate Bond VP

By:

Name:

Title:

APPENDIX B

TRANSAMERICA FUNDS

FORM OF PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”) dated and effective as of [date on or after shareholder approval], 2015 (the “Effective Date”), is adopted by Transamerica Series Trust (the “Trust”), a Delaware statutory trust with respect to Transamerica Voya Large Cap Growth VP (“Portfolio”), a series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and this Plan is adopted as a plan of liquidation for purposes of the Internal Revenue Code of 1986, as amended (the “IRC”), and the regulations thereunder, with respect to the Portfolio.

The Plan is intended to accomplish the complete liquidation and dissolution of the Portfolio and the redemption of the Portfolio’s outstanding shares in conformity with all applicable laws, including the laws of the State of Delaware, the 1940 Act, the IRC, and the Trust’s governing documents.

WHEREAS, the Trust’s Board (the “Board”), on behalf of the Portfolio, has determined that it is in the best interests of the Portfolio and the beneficial owners of the Portfolio’s shares to liquidate and dissolve the Portfolio; and

WHEREAS, the Board has considered and unanimously adopted this Plan as the method of liquidating the Portfolio (the “Liquidation”), in accordance with the Trust’s governing documents, subject to the approval of this Plan by the Portfolio’s investors (the “Investors”);

NOW THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

1.	Liquidation Date. The Liquidation shall occur within 12 months of the Effective Date (the “Liquidation Date”).

2.	Cessation of Business. After the Effective Date, the Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets, and distributing its assets to shareholders in redemption of their shares in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio and discharging or making reasonable provisions for the Portfolio’s liabilities.

3.	Liquidation of Assets. As soon as is reasonable and practicable on or after the Effective Date, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents. In the alternative, if determined to be in the best interests of the Portfolio and the beneficial owners of its shares, the Portfolio may elect not to liquidate all or a portion of its portfolio assets and shall rather distribute such assets in-kind to its shareholders consistent with paragraph 6 below and applicable statutes, regulations and interpretations, which shall constitute a liquidating distribution for this purpose.

4.	Payment of Debts. As soon as is reasonable and practicable on or after the Effective Date, the Portfolio shall determine and pay, or set aside in cash or equivalents, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred on or before the date of the Liquidation Date.

5.	Satisfaction of Federal Income and Excise Tax Distribution Requirements. The Portfolio shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous dividends and any amounts treated as dividends pursuant to Section 562(b) of the IRC, shall have the effect of distributing to the Portfolio’s shareholders all of the Portfolio’s net tax exempt income and investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Portfolio’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income and, if applicable, excise tax on the Portfolio.

6.	Liquidating Distribution. On the Liquidation Date, the Portfolio shall mail the following to the investors of record as of the close of business on the business day preceding the Liquidation Date, in redemption of such investors’ interests in the Portfolio: (1) a liquidating distribution (or distributions, if more than one distribution shall be necessary), which may be in cash or cash equivalents or in-kind, equal to each investor’s proportionate interest in the net assets of the Portfolio. Upon the mailing of the liquidating distribution, all outstanding shares of the Portfolio will be deemed cancelled. If the Trust is unable to make distributions to all of the Portfolio’s investors because of the inability to locate investors to whom distributions in cancellation and redemption of the Portfolio’s shares are payable, the Board may create, in the name and on behalf of the Portfolio, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Portfolio in such trust for the benefit of the investors that cannot be located. The expenses of such trust shall be charged against the assets therein.

7.	Dissolution. As promptly as practicable on or after the Liquidation Date, consistent with the provisions of the Plan, the Portfolio shall be dissolved in accordance with the laws of the State of Delaware and the Trust’s governing documents.

8.	Expenses of the Portfolio. Transamerica Asset Management, Inc. shall bear all expenses incurred in connection with the carrying out of this Plan including, but not limited to, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to shareholders.

9.	Power of the Board. The Board and, subject to the authority and approval of the Board, the officers of the Trust, shall have the authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the preparation, execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.

10.	Amendment of Plan. The Board shall have the authority to authorize or ratify such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the marshalling of the Portfolio’s assets and effect complete liquidation of the Portfolio and the distribution of the Portfolio’s net assets to its shareholders in redemption of the shares in accordance with the laws of the State of Delaware, the 1940 Act, the IRC, the Trust’s governing documents, and the purposes to be accomplished by the Plan, if the Board determines that such action would be in the best interests of a Portfolio and its shareholders.

11.	No Appraisal Rights. Shareholders shall have no appraisal rights in connection with the liquidation.

12.	Filings. The Board hereby directs the appropriate parties to make any necessary filings (including, without limitation, the completion and filing of Internal Revenue Service Form 966) relating to the liquidation and dissolution of the Portfolio with the Internal Revenue Service and with any other taxing or other authority.

13.	Non-Recourse. The obligations of the Trust entered into in the name, or on behalf thereof, by any of the Trustees of the Trust, representatives, or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders, or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Portfolio must look solely to the assets of the Trust belonging to the Portfolio for the enforcement of any claims against the Trust.

Transamerica Series Trust
On behalf of Transamerica Voya Large Cap Growth VP

By:

Name:

Title:

APPENDIX C

5% and 25% Interest Ownership

APPENDIX D

Certain Information Related to Transamerica Aegon Money Market VP

Holders should carefully review the prospectus dated May 1, 2015, for Transamerica Aegon Money Market VP (the “Money Market Portfolio”). For more information about the Money Market Portfolio and for a free copy its most recent prospectus, statement of additional information or annual report, please call [                    ] or write to [                    ]. The Money Market Portfolio’s investment adviser is Transamerica Asset Management, Inc. (“TAM”) and its sub-adviser is Aegon USA Investment Management, LLC (“AUIM”).

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%

Total annual fund operating expenses	0.42%	0.67%

Example: This Example is intended to help you compare the cost of investing in the Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$43	$168	$303	$699
Service	$68	$214	$373	$835

Principal Investment Strategies: AUIM invests the portfolio’s assets in high quality, U.S. dollar-denominated short-term money market instruments. These instruments may include:

•	short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper, asset-backed securities and repurchase agreements

•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

The Money Market Portfolio may invest without limit in obligations of U.S. banks, and may invest up to 25% of its total assets in U.S. dollar-denominated obligations of non-U.S. banks.

Foreign securities purchased for the Money Market Portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities or banks. These foreign obligations must also meet the same quality requirements as U.S. obligations.

The Money Market Portfolio will enter into repurchase agreements only with financial institutions that AUIM determines are creditworthy. A financial institution must furnish collateral to the portfolio at least equal in value to the amount of its repurchase obligation. This collateral generally consists of U.S. government securities, but may also consist of non-U.S. government securities including securities that could not be held by the portfolio without the seller’s repurchase commitment. When the Money Market Portfolio enters into a repurchase agreement with collateral that it could not otherwise hold, the portfolio takes on additional credit and other risks. AUIM is responsible for ensuring that each repurchase agreement is eligible for purchase by the Money Market Portfolio.

In managing the Money Market Portfolio’s assets, AUIM uses a combination of a global “top down” analysis and a “bottom up” fundamental analysis. In AUIM’s qualitative “top down” approach, the sub-adviser analyzes various factors that affect the movement of markets and securities prices worldwide. In its “bottom up” analysis, AUIM considers various fundamental and other factors, such as creditworthiness and cash flows.

As a money market portfolio, the Money Market Portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. Each security, at the time of purchase by the Money Market Portfolio, has been determined by AUIM to present minimal credit risk. Where required by these rules, AUIM or the Money Market Portfolio’s Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Principal Risks: An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.

In addition, you should be aware that there have been a very small number of money market funds in other fund complexes that, in the past, have failed to pay investors $1.00 per share for their investment in those funds (this is referred to as “breaking the buck”), and any money market fund may do so in the future. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the Money Market Portfolio to maintain a $1.00 per share net asset value. You should also be aware that TAM and its affiliates are under no obligation to provide financial support to the Money Market Portfolio or take other measures to ensure that you receive $1.00 per share for your investment in the Money Market Portfolio. You should not invest in the Money Market Portfolio with the expectation that any such action will be taken.

There is no assurance that the Money Market Portfolio will meet its investment objective. The Money Market Portfolio could underperform short-term debt instruments or other money market funds, or you could lose money, as a result of risks (in alphabetical order) such as:

•	Banking Industry – The Money Market Portfolio may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks and other financial services companies, and thus will be more susceptible to negative events affecting the worldwide financial services sector. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

•	Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Money Market Portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline.

•	Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Money Market Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

•	Interest Rate – The interest rates on short-term obligations held in the Money Market Portfolio will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have recently been at historically low levels. The portfolio’s yield will tend to lag behind general changes in interest rates. The ability of the portfolio’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

•	Liquidity – The Money Market Portfolio may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•	Manager – AUIM actively manages the Money Market Portfolio’s investments. Consequently, the portfolio is subject to the risk that the methods and analyses employed by the sub-adviser may not produce the desired results.

•	Market – A change in interest rates or a decline in the market value of a portfolio investment, lack of liquidity in the bond markets, real or perceived adverse economic or political conditions, inflation, or other market events could cause the value of your investment in the Money Market Portfolio, or its yield, to decline. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

•

Money Market Fund Reform – New requirements for money market funds will take effect over the course of 2015 and 2016. The new regulations will impact funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest. “Retail” money market funds will generally limit their beneficial owners to natural persons. All other money market funds will be considered to be “institutional” money market funds. “Prime” money market funds will be permitted to invest primarily in corporate or other non-government securities, “U.S. government” money market funds will be required to invest a very high percentage of their assets in U.S. government securities and “municipal” money market funds will be required to invest significantly in municipal securities. Under the new requirements, institutional prime money market funds and institutional municipal money market funds will be required to sell and redeem shares at prices based on their market value (a floating net asset value). Retail money market funds and institutional U.S. government money market funds will not be subject to the floating net asset value requirement. The new rules will also permit or require both retail and institutional money market funds to impose liquidity fees and suspend redemptions temporarily in certain circumstances. As a result, money market funds will be required to implement changes that will impact and may adversely affect the portfolios and their investors.

•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

•	Portfolio Selection – AUIM’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates, may be incorrect.

•	Redemption – The Money Market Portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, and that could affect the portfolios ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

•	Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the Money Market Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio’s ability to dispose of the underlying securities may be restricted.

•	Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

•

U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

•	Yield – The amount of income received by the Money Market Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately. For example, TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup amounts previously waived or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
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VOTE BY PHONE
[Call 1-800-337-3503]
Follow the recorded instructions
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VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1801 California Street, Ste. 5200
Denver, Colorado
on December 14, 2015

Please detach at perforation before mailing.

PROXY	TRANSAMERICA SERIES TRUST	PROXY
TRANSAMERICA VOYA INTERMEDIATE BOND VP
TRANSAMERICA VOYA LARGE CAP GROWTH VP
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON December 14, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND

The undersigned hereby appoints Marijn P. Smit and Tané T. Tyler as attorneys and proxies of the undersigned with full power of substitution, to vote for the undersigned all shares of beneficial interests of the Fund with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of the Fund to be held at the offices of Transamerica Asset Management, Inc., 1801 California Street, Ste. 5200, Denver, Colorado, on December 14, 2015, at 10 a.m. (Mountain time), and at any adjournments or postponements thereof, with all the power the undersigned would possess if personally present.

The undersigned acknowledges receipt of the Notice of Special Meeting and Joint Proxy Statement and revokes any proxy previously given with respect to such Special Meeting.

The shares represented by this proxy will be voted as instructed. The proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournment or postponement thereof. The proxies intend to vote with management on any such other business properly brought before the Special Meeting or any adjournment or postponement thereof.

When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy will be voted for the proposal set forth below and in the discretion of the proxies with respect to all other matters which may properly come before the Special Meeting and any adjournments thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on December 14, 2015.

The Joint Proxy Statement and Proxy Card for this meeting are available at:

[https://                    ]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

I.	To approve a Plan of Liquidation to liquidate and distribute the liquidation proceeds of the Holders of Transamerica Voya Intermediate Bond VP.
		FOR	AGAINST	ABSTAIN
	Transamerica Voya Intermediate Bond VP	☐	☐	☐

II.	To approve a Plan of Liquidation to liquidate and distribute the liquidation proceeds of the Holders of Transamerica Voya Intermediate Bond VP.
		FOR	AGAINST	ABSTAIN
	Transamerica Voya Large Cap Growth VP	☐	☐	☐

VI.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE